Net Income per Share	12 Months Ended
Dec. 31, 2014
Net Income per Share [Abstract]
Net Income per Share

16.  Net Income per Share

The following is a reconciliation of the calculation of basic and diluted net income per share for the past two years:

	For the years ended December 31,
(In thousands, except per share amounts)	2014	2013
Net income	$6,408	$5,115
Less: Preferred stock dividends and discount accretion	-	988
Income available to common shareholders	$6,408	$4,127
Weighted average common shares outstanding - Basic	7,856	7,547
Plus: Potential dilutive common stock equivalents	89	263
Weighted average common shares outstanding - Diluted	7,945	7,810
Net income per common share - Basic	$0.82	$0.55
Net income per common share - Diluted	0.81	0.53
Stock options and common stock excluded from the income per share calculation as their effect would have been anti-dilutive	114	377

The "potential dilutive common stock equivalents" shown in the table above for December 31, 2013 includes the impact of the warrant to purchase 764,778 shares of common stock issued to the U.S. Department of Treasury under the Capital Purchase Program in December 2008, utilizing the Treasury stock method.  The warrant was repurchased on August 28, 2013 for a price of $2.7 million utilizing the Treasury Stock Method for the period outstanding.